                                                                    Exhibit 25.1
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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                         _____________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         _____________________________

____ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)

                      Stanley S. Stroup, General Counsel
                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota 55479
                                (612) 667-1234
                              (Agent for Service)
                         _____________________________

                            PAC-WEST TELECOMM, INC.
              (Exact name of obligor as specified in its charter)

CALIFORNIA                                                   68-0383568
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

4210 CORONADO AVENUE
STOCKTON, CALIFORNIA                                         95204
(Address of principal executive offices)                     (Zip code)

                         _____________________________
                        13  1/2% SENIOR NOTES DUE 2009
                      (Title of the indenture securities)
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Item 1.   General Information.  Furnish the following information as to the
          --------------------
trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Treasury Department
                    Washington, D.C.

                    Federal Deposit Insurance Corporation
                    Washington, D.C.

                    The Board of Governors of the Federal Reserve System Washington, D.C.

               (b)  Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

Item 2.   Affiliations with Obligor.  If the obligor is an affiliate of the
          --------------------------
trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.  Not applicable.
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Item 16.  List of Exhibits.   List below all exhibits filed as a part of this
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                              Statement of Eligibility. Norwest Bank
                              incorporates by reference into this Form T-1 the exhibits attached hereto.

               Exhibit 1.  a. A copy of the Articles of Association of the trustee now in effect.*

               Exhibit 2.  a. A copy of the certificate of authority of the trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                           b. A copy of the certificate of the Comptroller of
                              the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting
                              Comptroller of the

                              Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the
                              Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from
                              the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

               Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

               Exhibit 4.  Copy of By-laws of the trustee as now in effect.*

               Exhibit 5.  Not applicable.

               Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

               Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

               Exhibit 8.  Not applicable.

               Exhibit 9.  Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.



** Incorporated by reference to exhibit number 25 filed with registration statement number 333-25233.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 15th day of April 1999.



                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION


                                    /s/ Jane Y. Schweiger
                                   ---------------------------------------
                                   Jane Y. Schweiger
                                   Corporate Trust Officer

                                   EXHIBIT 6



April 15, 1999



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                   Very truly yours,

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION


                                   /s/ Jane Y. Schweiger
                                   ---------------------------------
                                   Jane Y. Schweiger
                                   Corporate Trust Officer